EXHIBIT 10.1

                       MASTER LEASE TERMINATION AGREEMENT


                  This Master Lease Termination Agreement (the "Agreement") is made as of this 20th day of December, 2001 by and among Equity Inns Partnership, L.P., a Tennessee limited partnership ("EIP"), Equity Inns, Inc., a Tennessee corporation ("ENNS") and each of the parties set forth on Exhibit A attached hereto and made a part hereof (collectively and together with EIP and ENNS, the "ENN Entities") and Prime Hospitality Corp., a Delaware corporation ("Prime"), Oradell Holding Corp., a Delaware corporation ("Oradell"), Wayne Holding Corp., a Delaware corporation ("Wayne"), and Caldwell Holding Corp., a Delaware corporation ("Caldwell") (Prime, Oradell, Wayne and Caldwell being collectively referred to herein as the "Prime Entities").

                                   WITNESSETH:


                  WHEREAS, Lessors and Lessees (each as hereinafter defined) have entered into those certain Lease Agreements as described on Exhibit B attached hereto and made a part hereof (individually, as amended, a "Lease" and, collectively, as amended, the "Leases") pursuant to which, and among other things, Lessors leased to Lessees the hotels described on Exhibit B attached hereto (individually, a "Hotel" and, collectively, the "Hotels"); and

                  WHEREAS, Prime has executed and delivered, for the benefit of the Lessors, certain guaranties for each of the Leases (individually, a "Guaranty" and, collectively, the "Guaranties"); and

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, (i) Lessors and Lessees desire to terminate the Leases, (ii) Lessors and Prime desire to terminate the Guaranties, (iii) the New Lessees, as hereinafter defined, and the New Managers, as hereinafter defined, desire to enter into new management agreements pursuant to which and among other things the New Managers will manage the Hotels, and (iv) Prime desires to execute New Guaranties, as hereinafter defined, for the benefit of the ENN Entities with respect to the Management Agreements.

                  NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  Definitions. The following terms shall have the meanings set forth in this Section 1.

          (a) "Agreement" shall have the meaning ascribed in the introductory paragraph.

          (b)    "Assignment" shall have the meaning ascribed in Section 7(a).

          (c) "Assignment of Tenant Leases" shall have the meaning ascribed to such term in Section 7(a).

          (d) "Booking" shall mean a contract or reservation for the use of guest rooms, banquet facilities, or meeting rooms at a Hotel.

          (e)    "Certificate" shall have the meaning ascribed in Section 7(a).

          (f)    "Closing" shall have the meaning ascribed in Section 7.

          (g) "Closing Date" shall mean January 1, 2002, or such other date as the ENN Entities and the Prime Entities mutually agree.

          (h)    "Cutoff Time" shall mean 12:01 a.m. on the Closing Date.

          (i) "Default" shall mean a breach, after the giving of required or applicable notice or the expiration of any applicable cure periods, or both, of any of the terms, conditions or covenants of this Agreement.

          (j)    "Deposit Date" shall mean December 20, 2001.

          (k)    "Escrowee" shall have the meaning ascribed in Section 7.

          (l) "Franchise Agreements" shall mean each of the agreements described on Exhibit C attached hereto and made a part hereof. "Franchise Agreement" shall mean any of the agreements described on Exhibit C attached hereto and made a part hereof.

          (m) "Guaranty" and "Guaranties" shall have the meaning ascribed to such terms in the Recitals.

          (n) "Guest Ledger Receivables" shall mean amounts, including, without limitation, room charges, telephone charges, minibar charges, bar charges, and restaurant charges, charged to a guest's room, accrued to the accounts of guests occupying rooms in the Hotels as of the Cutoff Time.

          (o) "Hotel" and "Hotels" shall have the meaning ascribed to such terms in the Recitals.

          (p) "Hotel Contracts" shall mean all written contracts or agreements which relate to the ownership, maintenance, construction, repair, and operation of the Hotels other than the Franchise Agreements, the Bookings, and the Tenant Leases, a list of which is attached hereto on Exhibit J.

          (q) "Impositions" shall have the meaning ascribed to such term in the Leases.

          (r) "Lease" and "Leases" shall have the meaning ascribed to such terms in the Recitals.

          (s) "Lessees" shall mean all of the Prime Entities that are lessees under the Leases and "Lessee" shall mean any of the Prime Entities that is a lessee under any of the Leases.

          (t) "Lessors" shall mean all of the ENN Entities that are the lessors under the Leases and "Lessor" shall mean any of the ENN Entities that are lessors under any of the Leases.

          (u) "Management Agreements" shall mean a management agreement substantially in the form of Exhibit D-2.

          (v) "Necessary Consents" shall mean all of the consents, authorizations, and other approvals that are necessary for the ENN Entities to terminate the Leases as set forth on Exhibit E.

          (w) "New Guaranties" shall mean those guaranties to be executed by Prime, for the benefit of the ENN Entities, with respect to each of the Management Agreements and in substantially the same form as attached hereto as Exhibit M.

          (x) "New Lessee" shall mean any entity designated by a Lessor as the new lessee for a Hotel effective on or after the Closing Date.

          (y) "New Manager" shall mean with respect each Hotel, either Oradell, Wayne or Caldwell, as described on Exhibit D-1.

          (z) "Permits" shall mean all licenses (including, without limitation, all liquor licenses) and permits (including, without limitation, certificates of occupancy or their equivalents) granted by any governmental authority or agency held by any of the Prime Entities and used in or relating to the ownership, occupancy, or operation of the Hotels or any part thereof.

          (aa) "Proration Items" shall have the meaning ascribed to such term in Section 8.

          (bb) "Required Expenditures" shall have the meaning ascribed to such term in Section 5.

          (cc) "Room Revenues" shall mean the gross revenue from the rental of guest rooms, whether to individuals, groups or transients, at a Hotel, excluding the following: (i) the amount of all credits, rebates or refunds to customers, guests or patron; and (ii) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions.

          (dd)   "Settlement Date" shall mean February 28, 2002.

          (ee) "Settlement Statement" shall have the meaning ascribed to such term in Section 8.

          (ff) "Significant Supplies" shall mean supplies as set forth in Exhibit O attached hereto.

          (gg) "Tenant Leases" shall mean the interest of any of the Prime Entities in and to all of the leases, subleases, and other occupancy agreements, whether or not of record, which provide for the use or occupancy of any of the Hotels or any portion thereof and which are in force as of the date hereof other than the Leases and the Bookings, a list of which, on a Hotel by Hotel basis, is attached hereto as Exhibit H.

          2. Termination of Leases and Guaranties. (a) (i) Subject to the terms and conditions set forth herein and except to the extent set forth in
Section 2(a)(ii), Lessors and Lessees hereby agree that (A) all of the Leases shall terminate effective at 12:01 a.m. on the Closing Date, except for those provisions that expressly survive the termination of the Leases, and (B) from and after the Closing Date none of the Lessors nor any of the Lessees shall have any further rights, liabilities, or obligations under or pursuant to the Leases.

                  (ii) (A) Except to the extent provided in Section 2(a)(ii)(C) below, upon a Lessee's surrender of the Hotel on account of the termination of the Lease pursuant to Section 2(a)(i), such Lessee and its parent companies, partners, members, affiliates, subsidiaries, directors, officers, successors and assigns, agents, employees and representatives shall be unconditionally and fully released and discharged from any and all obligations, claims, actions, liability, past, present and future, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing in connection with such Hotel, or by reason of the breach or alleged breach by such Lessee, or conduct or activity resulting in the breach or alleged breach by such Lessee, of any of the terms or provisions of such Lease.

                  (B) Except to the extent provided in Section 2(a)(ii)(C) below, a Lessor under a Lease that is being terminated pursuant to Section 2(a)
(i) and each of its parent companies, partners, members, affiliates, subsidiaries, directors, officers, successors and assigns, agents, employees, and representatives are hereby unconditionally and fully released and discharged from any and all obligations, claims, actions, liability, past, present and future, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing in connection with the breach or alleged breach by such Lessor, or conduct or activity resulting in the breach or alleged breach by such Lessor, of any of the terms or provisions of such Lease.

                  (C) Notwithstanding anything to the contrary contained in this Agreement, each Lessee and each Lessor under a Lease that is being terminated pursuant to Section 2(a)(i) shall remain liable (1) for all rent and indemnification obligations and liabilities under such Lease which arise or accrue prior to the Closing Date and (2) with respect to the terms of such Lease which survive the termination of the Lease.

                  (b) Lessors and Prime hereby agree that each of the Guaranties shall terminate on the Closing Date in accordance with Exhibit L attached hereto and made a part hereof.

          3. Management Agreement. Effective as of the Closing Date, the New Lessees and New Managers shall enter into Management Agreements for each of the Hotels.

          4. New Guaranties. Effective as of the Closing Date, Prime shall execute for the benefit of the ENN Entities the New Guaranties with respect to each of the New Management Agreements.

          5. Covenants. (a)(i) The ENN Entities covenant and agree to use their commercially reasonable efforts to obtain all of the Necessary Consents prior to the Consent Date (as hereinafter defined). The Prime Entities hereby agree to cooperate in all reasonable respects with the ENN Entities to obtain such Necessary Consents which cooperation shall include, if necessary, documentation evidencing the agreement of Prime Entities to subordinate their lien rights, if any, under the Management Agreements to any mortgage encumbering the Hotels, subject to the terms and conditions of a subordination agreement reasonably acceptable to the Prime Entities.

                  (ii) If the ENN Entities are not able to obtain all of the Necessary Consents as of the date (the "Consent Date") which shall be the later to occur of either (i) three (3) days after the Deposit Date, or (ii) that date when all documents being requested by the lenders of the ENN Entities have been delivered to such lenders, fully executed by the parties thereto and in final form, then, unless otherwise agreed by the ENN Entities and the Prime Entities, this Agreement shall be terminated.

                  (b) The Prime Entities hereby agree that, unless otherwise agreed in writing by the Prime Entities and the ENN Entities, the consolidated Lessees will spend, with respect to all Hotels, on a consolidated basis, at least ninety-five percent (95%) of the entire year 2001 maintenance
and repair budget (the "Required Expenditures").   In the event the Lessees have
failed to make the full amount of the Required Expenditures prior to the Closing Date, the Lessees shall pay to the ENN Entities at the Closing an amount equal to the difference between the Required Expenditures for the Hotel and the actual year 2001 maintenance and repair expenses spent on the Hotels. For purposes of determining the actual amounts expended in connection with year 2001 maintenance and repair expenses for the Hotels, the ENN Entities and the Prime Entities agree that the accounting shall be made on an accrual basis in accordance with generally accepted accounting principles consistently applied.

                  (c) The Prime Entities will use their commercially reasonable efforts to assist the ENN Entities and the New Lessees to obtain (i) the Necessary Consents, and (ii) liquor licenses for the Hotels to the extent a new liquor license is required or to the extent an assignment of liquor license is necessary.

          6.          Representations and Warranties.

                  (a) As an inducement to the Prime Entities to enter into this Agreement and to consummate the transactions contemplated herein, the ENN Entities hereby jointly and severally represent and warrant to the Prime Entities the following:

          (i) Each of the ENN Entities is duly organized or formed, validly existing and in good standing under the laws of the State of its formation.

          (ii) The execution and delivery of this Agreement and the performance of the ENN Entities' hereunder have been duly authorized by all necessary action on the part of each of the ENN Entities, and this Agreement constitutes the legal, valid and binding obligation of each of the ENN Entities, subject to equitable principles and principles governing creditors' rights generally.

          (iii) The execution and delivery of this Agreement by the ENN Entities and the consummation by the ENN Entities of the transactions contemplated hereby will not, (A) violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental entity or (B) subject to the receipt of the Necessary Consents and the terms hereof, conflict with, result in a breach of, or constitute a default under the organic documents of the ENN Entities, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which any of the ENN Entities is a party or by which any of the ENN Entities may be bound.

          (iv) There are no legal actions, suits or similar proceedings pending and served, or, to the knowledge of the ENN Entities, threatened against any of the ENN Entities or the Hotels which if adversely determined would adversely affect the ENN Entities' ability to consummate the transactions contemplated hereby.

          (v) Other than the Necessary Consents, no consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by the ENN Entities or the performance by the ENN Entities of the transactions contemplated hereby.

          (vi) None of the ENN Entities have (A) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (B) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (C) made an assignment for the benefit of creditors as an alternative to commencing a petition of bankruptcy.

          (b) As an inducement to the ENN Entities to enter into this Agreement and to consummate the transactions contemplated herein, the Prime Entities hereby jointly and severally represent and warrant to the ENN Entities the following:

          (i) Each of the Prime Entities is duly organized or formed, validly existing and in good standing under the laws of the State of its formation.

          (ii) The execution and delivery of this Agreement and the performance of the Prime Entities' hereunder have been duly authorized by all necessary action on the part of each of the Prime Entities, and this Agreement constitutes the legal, valid and binding obligation of each of the Prime Entities, subject to equitable principles and principles governing creditors' rights generally.

          (iii) The execution and delivery of this Agreement by the Prime Entities and the consummation by the Prime Entities of the transactions contemplated hereby will not (A) violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental entity or (B) conflict with, result in a breach of, or constitute a default under the organic documents of the Prime Entities, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which any of the Prime Entities is a party or by which any of the Prime Entities may be bound.

          (iv) There are no legal actions, suits or similar proceedings pending and served, or, to the Prime Entities knowledge, threatened against any of the Prime Entities or the Hotels which if adversely determined would adversely affect the Prime Entities ability to consummate the transactions contemplated hereby.

          (v) Other than the Necessary Consents, no consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by the Prime Entities or the performance by the Prime Entities of the transactions contemplated hereby.

          (vi) None of the Prime Entities have (A) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (B) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (C) made an assignment for the benefit of creditors as an alternative to commencing a petition of bankruptcy.

          7. Closing. The closing hereunder ("Closing") shall be deemed effective as of the Closing Date. The delivery of all items to be made at the Closing under the terms of this Agreement, other than the Settlement Statement, shall be made into an escrow with the Knoxville office of Hunton & Williams (the "Escrowee") at 10:00 a.m. eastern time on the Deposit Date, located at 2000 Riverview Tower, 900 South Gay Street, Knoxville, Tennessee 37902.

          (a) At or before the Deposit Date, the Prime Entities shall deliver to the Escrowee for delivery to the ENN Entities on the Settlement Date, the following items:

          (i) Four (4) duly executed original counterparts of a Certificate of Termination which sets forth the status of each Lease in the form attached hereto and made a part hereof as Exhibit F (the "Certificate");

          (ii) Four (4) duly executed counterparts of a Memorandum of Lease Termination for each of the Hotels in the form attached hereto and made a part hereof as Exhibit G (the "Memorandum of Lease Termination") or such other form as may be required by the jurisdiction in which such Hotel is located;

          (iii) Four (4) duly executed original counterparts of an Assignment and Assumption of Tenant Leases for each of the Hotels in the form attached hereto as Exhibit I (the "Assignment of Tenant Leases");

          (iv) Four (4) duly executed original counterparts of an Assignment and Assumption of Hotel Contracts, Bookings, and Permits for each of the Hotels in the form attached hereto as Exhibit K (the "Assignment");

          (v) Notices to each tenant under the Tenant Leases signed by the Prime Entities that shall disclose that the Lease with respect to the Hotel which is subject to the Tenant Lease has been terminated and that, after the Closing, all rents should be paid to the ENN Entities or the ENN Entities' designee;

          (vi) A certificate of the Prime Entities that the representations and warranties contained in this Agreement are true and correct in all material respects as of the Closing Date; and

          (vii) Such other documents as may be reasonably agreed upon by the Prime Entities and the ENN Entities to consummate the transactions contemplated by this Agreement.

          (b) At or before the Deposit Date, the ENN Entities shall deliver to the Escrowee for delivery to the Prime Entities on the Settlement Date, the following items:

          (i) Four (4) duly executed original counterparts of the Certificate;

          (ii) Either four (4) duly executed original counterparts of the Memorandum of Lease Termination for each of the Hotels;

          (iii) Four (4) duly executed original Termination of Guaranties, in the form attached hereto as Exhibit L;

          (iv) Four (4) duly executed original counterparts of the Assignment of Tenant Leases for each Hotel;

          (v) Four (4) duly executed original counterparts of the Assignment for each Hotel;

          (vi) Proof of receipt of the Necessary Consents for all of the Hotels which shall be in form and substance reasonably satisfactory to the Prime Entities;

          (vii) Such other documents as may be reasonably be agreed upon by the Prime Entities and the ENN Entities to consummate the transactions contemplated by this Agreement; and

          (viii) A certificate of the ENN Entities that the representations and warranties contained in this Agreement are true and correct in all material respects as of the Closing Date.

          (c) At or before the Settlement Date, (i) the Prime Entities shall deliver to the Escrowee for delivery to the ENN Entities, four (4) duly executed counterparts of the Settlement Statement, and (ii) the ENN Entities shall deliver to the Escrowee for delivery to the Prime Entities, four (4) duly executed counterparts of the Settlement Statement.

          (d) Each of the Prime Entities and the ENN Entities hereby agree to deliver at or prior to the Settlement Date to the other party, to the extent required by Section 8 of this Agreement, the sums required pursuant to
Section 8.

          (e) The Prime Entities and the ENN Entities hereby agree to execute and deliver at or prior to the Deposit Date, closing escrow instructions in form and substance acceptable to the ENN Entity and the Prime Entities which shall be auxiliary to this Agreement and this Agreement shall not be merged into, nor in any manner superseded thereby. Such escrow instructions shall provide for the deposit of and subsequent disbursement of the documents described in this Section 7.

          8. Closing Prorations. (a) The Prime Entities and the ENN Entities agree to adjust, as of the Cutoff Time, in accordance with the provisions of this Section 8, the following (collectively, the "Proration Items"):
Impositions, utility bills, rents and other payments under the Tenant Leases, franchise fees under the Franchise Agreements, amounts due under the Hotel Contracts, Guest Ledger Receivables, and Bookings. The Prime Entities will be charged and credited for the amounts of all of the Proration Items relating to the period up to and including the Cutoff Time, and the ENN Entities will be charged and credited for all of the Proration Items relating to the period after the Cutoff Time. Preliminary estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by the Prime Entities and submitted to the ENN Entities for the ENN Entities' approval prior to the Settlement Date (the "Settlement Statement"). The Settlement Statement, once agreed upon, shall be signed by the Prime Entities and the ENN Entities and delivered for purposes of making the preliminary proration adjustment on the Settlement Date which shall be effective as of the Closing subject to the final cash settlement provided for below. The preliminary proration shall be paid on the Settlement Date by the ENN Entities to the Prime Entities (if the preliminary prorations result in a net credit to the Prime Entities) or by the Prime Entities to the ENN Entities (if the preliminary prorations result in a net credit to the ENN Entities). If the actual amounts of the Proration Items are not known as of the Cutoff Time, the prorations will be made on the Settlement Date on the basis of the best evidence then available; thereafter, when actual amounts are determined (not to exceed 120 days after the Settlement
Date), re-prorations will be made on the basis of the actual amounts, and a final cash settlement will be made between the Prime Entities and the ENN Entities. All calculations shall be made on an accrual basis and in substantial accordance with generally accepted accounting principles and the Uniform System of Accounts for Hotels, "Eighth Revised Edition", 1986, as revised and adopted by the Hotel Association of New York City, Inc. from time to time. For a period of 60 days following the date of the final re-proration, the parties shall have a right to inspect and audit the other parties' books and records relating to prorations and any re-prorations adjustments necessary upon five (5) days' prior written notice and provided that such inspection or audit is conducted during normal business hours and at the offices of the party who is subject to such inspection or audit. The provisions of this Section 8 will survive the Closing.

                  (b) Guest Ledger Receivables shall be prorated between the ENN Entities and the Prime Entities such that the Prime Entities shall receive a credit for all Guest Ledger Receivables prior to the Cutoff Time and the ENN Entities shall receive all Guest Ledger Receivables after the Cutoff Time. All credits for Guest Ledger Receivables shall be calculated after first deducting applicable discounts and credit card and travel agent commissions, to the extent the same are not paid by the Prime Entities separately, and after writing down to zero all guest ledger charges that are disputed by the guest. Any customer account existing as of the Cutoff Time but which is later deemed to be uncollectible will be charged by the parties based on the prorations to be made at the Cutoff Time. If any Guest Ledger Receivable for the period after the Cutoff Time is erroneously remitted to the Prime Entities, the Prime Entities shall promptly forward the same to the ENN Entities. If any Guest Ledger Receivables for the period prior to the Cutoff Time are written down to zero is in fact collected by the ENN Entities, then the ENN Entities shall promptly remit the same, less any cost of collection, to the Prime Entities.

                  (c) All charges shown on the Hotels' city ledger as of the Cutoff Time and collected subsequent to the Cutoff Time shall be applied first as directed by the payor, then, for the benefit of the Prime Entities, to charges incurred prior to the Cutoff Time, in the order in which they were incurred, and then, for the benefit of the ENN Entities, to charges incurred after the Cutoff Time.

                  (d) The Prime Entities shall be responsible for all payments accruing under the Hotel Contracts prior to the Cutoff Time and the ENN Entities shall be responsible for all payments accruing under the Hotel Contracts after the Cutoff Time. Any amounts not known as of the Closing shall be estimated on the Settlement Statement and shall be reprorated in accordance with this Section 8.

                  (e) The ENN Entities shall receive a credit on the Settlement Statement for the prorated amounts (as of the Cutoff Time) of all rents and other payments under the Tenant Leases previously paid to or collected by the Prime Entities and attributable to any period following the Cutoff Time. After the Cutoff Time, the Prime Entities will cause to be paid or turned over to the ENN Entities all rents and other payments under the Tenant Leases, if any, received by the Prime Entities and attributable to the period after the Cutoff Time. Delinquent rents will not be prorated. The ENN Entities agree to use good faith collection procedures with respect to the collection of any delinquent rents but the ENN Entities shall have no liability for the failure to collect any such amounts and will not be required to conduct lock-outs or take any other legal action to enforce collection of any such amounts owed to the Prime Entities from any tenant of the Hotels. All sums collected by the ENN Entities from and after the Closing Date from each tenant will be applied first as directed by payor, then to current amounts owed by such tenant to the ENN Entities, and then, to prior delinquencies owed by such tenant to the Prime Entities. Any sums due to the Prime Entities will be promptly remitted to the Prime Entities.

                  (f) The ENN Entities shall be entitled to a credit for all security and other deposits actually held by the Prime Entities as of the Cutoff Time with respect to the Tenant Leases.

                  (g) The Prime Entities shall be responsible for the payment of all Impositions (other than Impositions that are the ENN Entities' responsibility under the Leases), if any, payable or accrued with respect to all of the Hotels until the Cutoff Time and the Lessors and any applicable New Lessee shall be jointly and severally responsible for the payment of all Impositions with respect to all of the Hotels after the Cutoff Time. The Prime Entities shall be entitled to receive any rebates or refunds with respect to any uch Impositions paid by the Prime Entities.

                  (h) Final readings and final billings for utilities (including telephone) will be made if possible as of the Cutoff Time, in which event no proration will be made at Closing with respect to utility bills. The Prime Entities will be entitled to all deposits presently in effect with the utility providers if such deposits are in the name of any of the Prime Entities, and the New Lessees will be obligated to make their own arrangements for deposits with the utility providers. To the extent that bills are not available, the cost of such utilities shall be apportioned between the parties on the basis of the latest actual (not estimated) bill for such service and adjusted as necessary post-closing when the bill becomes available as contemplated in this Section 8.


                  (i) The Prime Entities shall sell and the ENN Entities shall purchase from the Prime Entities all petty cash funds (excluding purchasing receipts and paid outs) and cash in house banks for all of the Hotels at 100% of face value at the Cutoff Time.

                  (j) The Prime Entities shall be responsible for the payment of all franchise and other fees, if any, under the Franchise Agreements with respect to the period up to the Cutoff Time and the ENN Entities shall be responsible for the payment of all franchise and other fees, if any, under the Franchise Agreements with respect to the period after the Cutoff Time.

                  (k) The Prime Entities shall be responsible for the payment of all fees under the Permits with respect to the period up to the Cutoff Time and the ENN Entities shall be responsible for the payment of all fees under the Permits with respect to the period after the Cutoff Time.

                  (l) The ENN Entities shall receive a credit for advance payments, if any, under Bookings to the extent Bookings relate to a period after the Cutoff Time.

                  (m) The ENN Entities shall receive a credit for any vested vacation accruals as of the Cutoff Date for employees of the Hotels who are subsequently hired by any of the ENN Entities or any of their management companies.

                  (n) The Prime Entities shall be responsible for the payment of severance benefits, if any, to any employees of the Hotels who are not hired by any of the ENN Entities or any of their management companies provided ENN gives the Prime Entities written notice of each employee of any Hotel who will not be hired at least sixty days prior to the Closing Date.

                           Closing Inventories. On the Closing Date, the Prime
Entities shall cause each Hotel to have on hand (a) linen inventories at the level and of the quality described on Exhibit N attached hereto and made a part hereof and (b) inventories of the Significant Supplies at the levels and of the quality described on Exhibit O.

                           Defaults. In the event that any of the ENN Entities
default in their obligations under this Agreement, the Prime Entities shall have any and all rights at law and in equity. In the event that any of the Prime Entities default in their obligations under this Agreement, the ENN Entities shall have any and all rights at law and in equity.

          9.               Miscellaneous.

          (a) Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by the ENN Entities and the Prime Entities.

          (b) Notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

         If to the ENN Entities:           c/o Equity Inns Partnership, LP
                                           7700 Wolf River Boulevard
                                           Germantown, TN 38138
                                           Attention:  Mr. Howard A. Silver
                                           Facsimile: (901) 754-2374

         With Copies to:                   Hunton & Williams
                                           951 East Byrd Street
                                           Richmond, VA 23219
                                           Attention: David C. Wright
                                           Facsimile: (804)788-8218

                                                     and

                                           Hunton & Williams
                                           2000 Riverview Tower
                                           900 South Gay Street
                                           Knoxville, TN 37902
                                           Attention:  John G. Brock
                                           Facsimile: (865) 549-7704

         If to the Prime Entities:         c/o Prime Hospitality Corp.
                                           700 Route 46 East
                                           Fairfield, NJ 07004
                                           Attention:  Richard Szymanski
                                           Facsimile: (973) 882-7689

                                                     with copy to:

                                           Kathleen Kneis, Esq.
                                           c/o Prime Hospitality Corp.
                                           700 Route 46 East
                                           Fairfield, NJ  07004
                                           Facsimile: (973) 882-1787


Any such notices may be sent by (i) certified mail, return receipt requested, postage prepaid in the U.S. mail, (ii) a nationally recognized overnight courier, or (iii) facsimile transmission. All notices shall be deemed delivered upon receipt or refusal to accept delivery. The above addresses and facsimile numbers may be changed by written notice to the other party; provided that no notice of a change of address or facsimile number shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

          (c) No party shall have the right to assign this Agreement, without the prior written consent of the other parties. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, and no other party will be conferred any rights by virtue of this Agreement or be entitled to enforce any of the provisions hereof.

          (d) Nothing set forth in this Agreement shall be construed to create a joint venture between the ENN Entities and the Prime Entities.

          (e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any otherwise applicable principles of conflicts of laws. Any action arising out of this Agreement may be brought in the state or federal courts of New Jersey or Tennessee and every party hereby consents to the jurisdiction of the above courts in any such action and to the laying of venue in the State of New Jersey and the State of Tennessee. Any process in any such action shall be duly served if mailed by registered mail, postage prepaid, to the parties at their respective address described in Section 11(b) of this Agreement.

          (f) Each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (each, an "Action") (i) arising out of this Agreement, including any present or future amendment thereof or (ii) in any way connected with or related or incidental to the dealings of the parties or any of them with respect to this Agreement (as hereafter amended) or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether such Action is now existing or hereafter arising, and whether sounding in contract or tort or otherwise and regardless of which party asserts such Action; and each party hereby agrees and consents that any such Action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section 10(f) with any court as written evidence of the consent of the parties to the waiver of any right they might otherwise have to trial by jury.

          (g)              Time is of the essence of this Agreement.

          (h) No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance. No waiver shall be binding unless executed in writing by the party making the waiver.

          (i) This Agreement and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and understanding of the parties hereto as to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings among the parties with respect to the subject matter hereof.

          (j) Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement.

          (k) If any action is brought by any party to this Agreement to enforce or interpret its terms or provisions, the prevailing party will be entitled to reasonable attorney fees and costs incurred in connection with such action prior to and at trial and on any appeal therefrom.

          (l) Each party to this Agreement will be responsible for, and will pay, all of its own fees and expenses, including those of its counsel and accountants, incurred in the negotiation, preparation, and consummation of this Agreement and the transaction contemplated hereunder.

          (m) This Agreement may be executed in two or more fully or partially executed counterparts, each of which will be deemed an original binding the signer thereof against the other signing parties, but all counterparts together will constitute one and the same instrument.

          (n) The parties acknowledge that the transactions described herein are of a confidential nature and shall not be disclosed except as required by law. No party shall make any public disclosure of the specific terms of this Agreement, except as required by law (including SEC regulations and NYSE and NASDAQ requirements). In connection with the negotiation of this Agreement and the preparation for the consummation of the transactions contemplated hereby, each party acknowledges that it will have access to confidential information relating to the other party. Each party shall treat such information as confidential, preserve the confidentiality thereof, and not duplicate or use such information, except in connection with the transactions contemplated hereby. Except as required by applicable law, neither party shall issue any press release or make any statement to the media regarding such confidential information without the other party's consent, which consent shall not be unreasonably withheld.

                         {SIGNATURES ON FOLLOWING PAGE}

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

                                           Equity Inns Partnership, L.P.

                                           By:   Equity Inns Trust,
                                                 General Partner

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President

                                           Equity Inns, Inc.

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President

                                           EQI Financing Partnership II, L.P

                                           By:   EQI Financing Corporation II,
                                                 General Partner

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President

                                           EQI Financing Partnership V, L.P.

                                           By:   EQI Financing Corporation V,
                                                 General Partner

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President

                                           ENN Leasing Company, Inc.

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President

                                           ENN Leasing Company II, L.L.C.

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President

                                           ENN Leasing Company V, L.L.C.

                                           By:   /s/ Howard Silver
                                                 -------------------------------
                                           Its:  President


                                           Prime Hospitality Corp.


                                           By:   /s/ Douglas Vicari
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           Oradell Holding Corp.


                                           By:   /s/ Douglas Vicari
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           Wayne Holding Corp.


                                           By:   /s/ Douglas Vicari
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           Caldwell Holding Corp.


                                           By:   /s/ Douglas Vicari
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                    EXHIBIT A

                                  ENN ENTITIES


         ENN Leasing Company, Inc.

         EQI Financing Partnership II, L.P.

         ENN Leasing Company II, L.L.C.

         EQI Financing Partnership V, L.P.

         ENN Leasing Company V, L.L.C.

                                    EXHIBIT B

                            LIST OF LEASES AND HOTELS


1. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Baltimore, Maryland.

2. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Birmingham, Alabama.

3. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Albuquerque, New Mexico.

4. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Minneapolis, Minnesota.

5. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Nashville, Tennessee.

6. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in
Las Vegas, Nevada.

7. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Miami (Kendall), Florida.

8. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Baton Rouge, Louisiana.

9. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Memphis, Tennessee.

10. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Flagstaff, Arizona.

11. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Jacksonville, Florida.

12. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Miami Airport, Florida.

13. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Tampa, Florida.

14. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Indianapolis, Indiana.

15. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Overland Park, Kansas.

16. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Blue Ash, Ohio.

17. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Columbus, Ohio.

18. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Forest Park, Ohio.

19. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Richmond, Virginia.

                                      Page

                                    EXHIBIT C

                          LIST OF FRANCHISE AGREEMENTS


1. AmeriSuites Franchising, Inc., formerly known as AmeriSuites Hospitality, Inc. ("AFI") and Caldwell Holding Corp. ("CHC"), dated December 10, 1997, for AmeriSuites Hotel located in Columbus (Worthington), OH.

2. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Indianapolis (Keystone), IN.

3. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Overland Park, KS.

4. AFI and CHC, dated December 3, 1997, for AmeriSuites Hotel located in Richmond (Innsbrook), Virginia.

5. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Memphis (Wolfchase), Tennessee.

6. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Cincinnati (Forest Park), OH.

7. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Flagstaff, AZ.

8. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Tampa (Westshore), FL.

9. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Albuquerque, NM.

10. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Baltimore (BWI), MD.

11. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Birmingham (Riverchase), AL.

12. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Cincinnati (Blue Ash), OH.

13. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Baton Rouge, LA.

14. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Las Vegas, NV.

15. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Miami (Kendall), FL.

16. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Minneapolis (Mall of America), MN.

17. AFI and CHC, dated June 26, 1998, for AmeriSuites Hotel located in Nashville (Cool Springs), Tennessee.

18. AFI and CHC, dated December 10, 1997, for AmeriSuites Hotel located in Jacksonville (Bay Meadow), FL.

19. AFI and CHC, dated December 3, 1997, for AmeriSuites Hotel located in Miami (Airport), FL.

                                   EXHIBIT D-1

                                NEW MANAGER LIST

Hotel                                                     New Manager
-----                                                     -----------
AmeriSuites - Columbus, OH                                Wayne Holding Corp.

AmeriSuites - Indianapolis, IN                            Wayne Holding Corp.

AmeriSuites - Kansas City, KS                             Wayne Holding Corp.

AmeriSuites - Richmond, VA                                Wayne Holding Corp.

AmeriSuites - Memphis, Tennessee                          Wayne Holding Corp.

AmeriSuites - Cincinnati, OH                              Oradell Holding Corp.

AmeriSuites - Flagstaff, AZ                               Oradell Holding Corp.

AmeriSuites - Tampa, FL                                   Oradell Holding Corp.

AmeriSuites - Albuquerque, NM                             Oradell Holding Corp.

AmeriSuites - Baltimore, MD                               Oradell Holding Corp.

AmeriSuites - Birmingham, AL                              Oradell Holding Corp.

AmeriSuites- Cincinnati (Blue Ash), OH                    Caldwell Holding Corp.

AmeriSuites - Baton Rouge, LA                             Caldwell Holding Corp.

AmeriSuites - Las Vegas, NV                               Caldwell Holding Corp.

AmeriSuites - Miami (Kendall), FL                         Caldwell Holding Corp.

AmeriSuites - Minneapolis (Mall of America), MN           Caldwell Holding Corp.

AmeriSuites - Nashville (Cool Springs), Tennessee         Caldwell Holding Corp.

AmeriSuites - Jacksonville (Baymeadows), FL               Caldwell Holding Corp.

AmeriSuites - Miami (Airport), FL                         Caldwell Holding Corp.

                                   EXHIBIT D-2


                          FORM OF MANAGEMENT AGREEMENT


    [See Exhibit 10.5 filed as a portion of this Current Report on Form 8-K]

                                      Page

                                    EXHIBIT E

                               NECESSARY CONSENTS


1. Consents pursuant to the EQI Financing Partnership II, L.P. and EQI/WV Financing Partnership, L.P. $97,020,000 conduit loan by GMAC Commercial Mortgage Corporation with respect to the following Hotels:

         AmeriSuites Hotel - Columbus, OH
         AmeriSuites Hotel - Indianapolis, IN
         AmeriSuites Hotel - Overland Park, KS
         AmeriSuites Hotel - Richmond, VA
         AmeriSuites Hotel - Memphis, TN

2. Consents pursuant to the EQI Financing Partnership V, L.P. $36,000,000 conduit loan by GMAC Commercial Mortgage Corporation with respect to the following Hotels:

         AmeriSuites Hotel - Forest Park (Cincinnati), OH
         AmeriSuites Hotel - Flagstaff, AZ
         AmeriSuites Hotel - Tampa, FL
         AmeriSuites Hotel - Albuquerque, NM
         AmeriSuites Hotel - Baltimore, MD
         AmeriSuites Hotel - Birmingham, AL

3. Consents pursuant to the $125,000,000 revolving credit facility by BankOne, NA with respect to the following Hotels:

         AmeriSuites- Cincinnati (Blue Ash), OH
         AmeriSuites - Baton Rouge, LA
         AmeriSuites - Las Vegas, NV
         AmeriSuites - Miami (Kendall), FL
         AmeriSuites - Minneapolis (Mall of America), MN
         AmeriSuites - Nashville (Cool Springs), TN
         AmeriSuites - Jacksonville (Baymeadows), FL
         AmeriSuites - Miami (Airport), FL

4. The following consents shall be required in connection with the transactions described in this Agreement but shall not be deemed Necessary Consents:

         (a) Consents to transfers of liquor licenses and other operating permits and licenses; and

         (b) Any other consents which are disclosed by the ENN Entities to the Prime Entities.

                                    EXHIBIT F

CERTIFICATE OF TERMINATION


                  The undersigned are parties to that certain Master Lease Termination Agreement dated as of December ____, 2001 (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed in the Agreement.

                  The undersigned, hereby certify as follows:

                  That the Leases listed on Exhibit A, attached hereto and incorporated herein, have been terminated in accordance with Section 2(a) of the Agreement, effective as of 11:59 p.m. on December 31, 2001.

                  IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 31st day of December, 2001 and effective as of the 31st day of December, 2001.

                                           Equity Inns Partnership, L.P.

                                           By:   Equity Inns Trust,
                                                 General Partner

                                           By:
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           Equity Inns, Inc.


                                           By:   _______________________________
                                           Its:  _______________________________

                                           EQI Financing Partnership V, L.P.

                                           By:   EQI Financing Corporation V,
                                                 General Partner


                                           By:
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           EQI Financing Partnership II, L.P

                                           By:  EQI Financing Corporation II,
                                                General Partner


                                           By:
                                                 -------------------------------
                                           Its:
                                                 -------------------------------


                                           ENN Leasing Company, Inc.

                                           By:   ______________________________
                                           Its:  ______________________________

                                           ENN Leasing Company II, L.L.C.


                                           By:   _______________________________
                                           Its:  _______________________________

                                           ENN Leasing Company V, L.L.C.


                                           By:   _______________________________
                                           Its:  _______________________________

                                           Prime Hospitality Corp.


                                           By:   _______________________________
                                           Its:  _______________________________

                                           Oradell Holding Corp.


                                           By:   _______________________________
                                           Its:  _______________________________

                                           Wayne Holding Corp.


                                           By:   _______________________________
                                           Its:  _______________________________

                                           Caldwell Holding Corp.


                                           By:   _______________________________
                                           Its:  _______________________________

                     EXHIBIT A TO CERTIFICATE OF TERMINATION


1. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Baltimore, Maryland.

2. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Birmingham, Alabama.

3. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Albuquerque, New Mexico.

4. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Minneapolis, Minnesota.

5. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Nashville, Tennessee.

6. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Las Vegas, Nevada.

7. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Miami (Kendall), Florida.

8. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Baton Rouge, Louisiana.

9. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Memphis, Tennessee.

10. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Flagstaff, Arizona.

11. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Jacksonville, Florida.

12. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Miami Airport, Florida.

13. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Tampa, Florida.

14. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Indianapolis, Indiana.

15. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Overland Park, Kansas.

16. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Blue Ash, Ohio.

17. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Columbus, Ohio.

18. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Forest Park, Ohio.

19. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Richmond, Virginia.

                                    EXHIBIT G

                         MEMORANDUM OF LEASE TERMINATION


[To be prepared in Recordable Form]

                  This Memorandum of Lease Termination is made as of the _____ day of December, 2001 between Equity Inns Partnership, L.P. (the "Lessor") and Caldwell Holding Corp. (the "Lessee").

                  Lessor and Lessee entered into that certain Lease Agreement dated as of _____________ (together with any and all amendments and modifications thereto, the "Lease"), a memorandum of which was recorded in the __________________ on _______________ [as Document Number ________] [in Book
______ at Page ________] pursuant to which Lessor leased the property legally described on Exhibit A attached hereto and made a part hereof (the "Property") to Lessee.

                  Lessor and Lessee have terminated the Lease effective as of the date hereof and by this Memorandum of Lease Termination Lessee releases any and all right, title, and interest, if any, it has or may have in the Property pursuant to the Lease.

                  IN WITNESS WHEREOF, Lessor and Lessee have executed this Memorandum of Lease Termination as of the date and year first above written.

                                           LESSOR:

                                           Equity Inns Partnership, L.P.

                                           By:   Equity Inns Trust,
                                                 General Partner

                                           By:
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           LESSEE:

                                           Caldwell Holding Corp.


                                           By:
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                    EXHIBIT H

                                  TENANT LEASES


                           NONE EXIST; NOT APPLICABLE

                                    EXHIBIT I

                       FORM OF ASSIGNMENT OF TENANT LEASES


                  THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the "Assignment") dated as of ________________, 200__, is between ________________________, a
("Assignor"), and ____________________, a(n) _________________ ("Assignee").

                                    RECITALS
          A. Assignor is the lessor under certain leases executed with respect to that certain real property and improvements thereon known as ____________________, _____________, ________ (the "Property"), which leases are described in Schedule 1 attached hereto (the "Leases").

          B. Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions below.

                  ACCORDINGLY, the parties hereby agree as follows:

          1. Assignor hereby assigns to Assignee all of its right, title, and interest in and to the Leases, and Assignee hereby accepts such assignment and assumes all of the lessor's obligations under the Leases arising before or after the date hereof.

          2. Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder.

          3. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

          4. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. This Assignment shall be governed and construed in accordance with the laws of the State of ___________.

          6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:
                                           ------------------------------------,

                                           a
                                             -----------------------------------



                                           By:
                                                 -------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                 -------------------------------



ASSIGNEE:                                  ------------------------------------,
                                           a(n)
                                                --------------------------------



                                           By:
                                                 -------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                 -------------------------------

                                    EXHIBIT J

                                 HOTEL CONTRACTS

                                    EXHIBIT K

                               FORM OF ASSIGNMENT


                  THIS ASSIGNMENT AND ASSUMPTION (the "Assignment") dated as of __________________, 2001, is between ___________________, a ("Assignor"), and
____________________, a(n) _________________ ("Assignee").

                                    RECITALS
          A. Assignor is the Lessor of certain real property and certain improvements thereon known as ____________________, __________, _________ (the
"Property").  Assignee is the owner [ground lessor] of the Property.

          B. Assignor has entered into certain contracts which are more particularly described in Schedule l attached hereto (the "Hotel Contracts"), which affect the Property.

          C. Assignor and Assignee together with others are parties to that certain Master Lease Termination Agreement dated as of ____________, 2001 (the "Agreement") pursuant to which and among other things, Assignor and Assignee agreed to terminate or assign the lease between Assignor and Assignee for the Property.

          D. Assignor desires to assign to Assignee its interest, if any, and to the extent assignable, in (a) the Hotel Contracts, (b) the Bookings (as defined in the Agreement) and the (c) the Permits (as defined in the Agreement) and Assignee desires to accept the assignment thereof, on the terms and conditions below.

                  ACCORDINGLY, the parties hereby agree as follows:

          1. Assignor hereby assigns to Assignee all of Assignor's right, title, and interest, if any, in and to the following, from and after the date hereof, to the extent the same are assignable: (a) the Hotel Contracts, (b) the Bookings, and (c) the Permits.

          2. Assignee hereby accepts the foregoing assignment by Assignor and assumes all of the Assignor's obligations under the Hotel Contracts, the Bookings, and the Permits arising after the date hereof.

          3. Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder.

          4. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

          5. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          6. This Assignment shall be governed and construed in accordance with the laws of the State of _______.

          7. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement the day and year first above written.

ASSIGNOR:
                                           ------------------------------------,
                                           a
                                             -----------------------------------



                                           By:
                                                 -------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                 -------------------------------


ASSIGNEE:
                                           ------------------------------------,
                                           a(n)
                                               ---------------------------------



                                           By:
                                                 -------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                 -------------------------------

                                    EXHIBIT L

                        FORM OF TERMINATION OF GUARANTIES


                  THIS TERMINATION, dated as of this ____ day of December, 2001, is made by each of Equity Inns Partnership, L.P. ("EIP"), EQI Financing Partnership II, L.P. ("EQI II") and EQI Financing Partnership V, L.P. ("EQI V") in favor of Prime Hospitality Corp. ("Guarantor").

                                   WITNESSETH:
                  WHEREAS, the Guarantor has executed and delivered for the benefit of EIP, EQI II and EQI V each of the guaranties described on Exhibit A attached hereto and made a part hereof (the "Guaranties"); and

                  WHEREAS, the Guaranties each provide that the Guarantor will guaranty certain obligations of the lessee under and pursuant to the Leases described on Exhibit B attached hereto and made a part hereof (the "Leases"); and

                  WHEREAS, the lessors and the lessees under the Leases are terminating the Leases and each of EIP, EIP II and EIP V no longer requires the Guaranties.

                  NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of EIP, EQI II and EQI V agrees to terminate forever the Guaranties as of the date hereof and each of EIP, EQI II and EQI V does hereby release, relieve and discharge the Guarantor from any and all liability at any time arising thereunder; provided, however, nothing contained in this Termination shall relieve or discharge the Guarantor with respect to any obligations under the Guaranties that arose prior to the date hereof.

                                           Equity Inns Partnership, L.P.

                                           By:  Equity Inns Trust,
                                                General Partner


                                           By:  ___________________________
                                           Its: ___________________________

                                           EQI Financing Partnership II, L.P

                                           By:  EQI Financing Corporation II,
                                                General Partner

                                           By:   ____________________________
                                           Its:  ____________________________

                                           EQI Financing Partnership V, L.P.

                                           By:  EQI Financing Corporation V,
                                                General Partner

                                           By:   ____________________________
                                           Its:  ____________________________

                     EXHIBIT A TO TERMINATION OF GUARANTIES

1. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Baltimore, Maryland.

2. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Birmingham, Alabama.

3. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Albuquerque, New Mexico.

4. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Minneapolis, Minnesota.

5. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Nashville, Tennessee.

6. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Las Vegas, Nevada.

7. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Miami (Kendall), Florida.

8. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Baton Rouge, Louisiana.

9. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Memphis, Tennessee.

10. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Flagstaff, Arizona.

11. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Jacksonville, Florida.

12. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Miami Airport, Florida.

13. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Tampa, Florida.

14. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Indianapolis, Indiana.

15. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Overland Park, Kansas.

16. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Blue Ash, Ohio.

17. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Columbus, Ohio.

18. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Forest Park, Ohio.

19. Guaranty of Prime Hospitality Corp. dated September 7, 1999 as to AmeriSuites Hotel located in Richmond, Virginia.

                     EXHIBIT B TO TERMINATION OF GUARANTIES


1. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Baltimore, Maryland.

2. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Birmingham, Alabama.

3. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Albuquerque, New Mexico.

4. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Minneapolis, Minnesota.

5. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Nashville, Tennessee.

6. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Las Vegas, Nevada.

7. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Miami (Kendall), Florida.

8. Lease Agreement dated as of June 26, 1998 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Baton Rouge, Louisiana.

9. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Memphis, Tennessee.

10. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Flagstaff, Arizona.

11. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Jacksonville, Florida.

12. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Miami Airport, Florida.

13. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Tampa, Florida.

14. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Indianapolis, Indiana.

15. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Overland Park, Kansas.

16. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Blue Ash, Ohio.

17. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Columbus, Ohio.

18. Lease Agreement dated as of December, 1997 between Equity Inns Partnership, L.P., as Lessor, and Caldwell Holding Corp., as Lessee, amended by First Amendment to Lease dated August 1998 and by Second Amendment to Lease dated September 7, 1999 and assigned to Oradell Holding Corp. on October 19, 2000, for AmeriSuites Hotel located in Forest Park, Ohio.

19. Consolidated Amended and Restated Lease Agreement dated as of June 16, 1999 between EQI Financing Partnership II, L.P., as Lessor, and Wayne Holding Corp., as Lessee, amended by First Amendment to Lease dated September 7, 1999, for AmeriSuites Hotel located in Richmond, Virginia.

                                    EXHIBIT M

                             FORM OF NEW GUARANTIES

                                    GUARANTY


         KNOW ALL MEN BY THESE PRESENTS, That in consideration of ONE AND MORE DOLLARS ($1.00 and more), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called the "Guarantor"), hereby unconditionally, absolutely, and irrevocably guarantees the full and prompt payment by WAYNE HOLDING CORP. of the security deposit (the "Security Deposit") provided for in Section 12.02 of that certain Management Agreement (the "Management Agreement") dated January 1, 2002, by and between ENN LEASING COMPANY II, L. L.C. ("Owner"), and WAYNE HOLDING CORP. ("Manager") relating the to property described on Attachment 1 hereto. This Guaranty is the Guaranty referred to in the above referred to Section 12.02 of the Management Agreement. It is the intention of the Guarantor that this Guaranty shall be a guaranty of payment and not of collection. Guarantor hereby agrees to pay the Obligation in full without requiring Owner to first resort to the Manager or to any other guaranty or collateral which Manager may hold.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time after payment the Security Deposit shall be rescinded or must otherwise be returned by the Owner to the Manager, the Guarantor, or any other party, for whatever reason, including, but not limited to, the insolvency, bankruptcy or reorganization of the Manager, the Guarantor, or any other party, all as though such payment had not been made.

         Guarantor specifically agrees that this Guaranty may be enforced directly against Guarantor in the event of the voluntary or involuntary dissolution, liquidation, reorganization, bankruptcy, insolvency, rehabilitation or receivership of Manager, or any other like statutory or common law proceedings involving Manager.

         The obligations of Guarantor hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of
Section 12.02 of the Management Agreement, or any other circumstance (other than payment), which might otherwise constitute a legal or equitable discharge of Manager, a surety or guarantor, or any defense or set off available to Manager, it being agreed that the obligations of Guarantor hereunder shall not be discharged except by payment in full as herein provided. This Guaranty shall not be impaired by any modification, supplement, extension or amendment of Section
12.02 of the Management Agreement, or by any modification, release, discharge, or other alteration of Manager's obligations under Section 12.02 of the Management Agreement, other than by mutual agreement of Owner and Manager.

         Guarantor hereby unconditionally waives with respect to this Guaranty:
(a) notice of acceptance of this Guaranty by Owner; (b) any disability of Manager or defense available to Manager, including without limitation absence or cessation of Manager's liability for any reason whatsoever; (c) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a Guarantor; and (d) all rights under any state or federal statute dealing with or affecting the rights of creditors.

         Guarantor hereby represents and agrees that this is a continuing Guaranty which shall remain in full force and effect until payment in full of the Security Deposit pursuant to Section 12.02 of the Management Agreement, including all reasonable expenses which might be incurred by Owner in enforcing any rights hereunder after default.

         Guarantor will not exercise any rights which it may acquire by way of subrogation by virtue of any payment made hereunder until the Security Deposit under Section 12.02 of the Management Agreement has been paid in full.

         Guarantor will upon demand pay to Owner the amount of any reasonable expenses, including the fees and expenses of its counsel, which Owner may incur in connection with the enforcement of this Guaranty after default or the failure by Guarantor to perform or observe any of the provisions hereof.

         Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Security Deposit; (c) protest and notice of dishonor or default to the Guarantor or to any other party with respect to the Security Deposit; (d) all other notice to which the Guarantor might otherwise be entitled; and (e) any demand for payment under this Guaranty.

         No delay on the party of the Owner in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Guarantor shall be deemed to be a waiver of the obligation of the Guarantor hereunder or of the right of the Owner to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

         This Guaranty shall be binding upon the Guarantor's legal representatives, successors and assigns; contains the entire agreement of guaranty and no other oral or written agreement exists, and no rescission, waiver, release, modification or amendment of any provision of this Guaranty shall be valid unless the same shall be in writing and signed by a duly authorized officer of the Owner; and is a valid and subsisting legal instrument and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect.

         All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by either the Guarantor or Owner to the other under this Guaranty shall be in writing and shall be sent in accordance with Section 15.2 of the Management Agreement.

         IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty effective as of the 1st day of January, 2001.


                                           PRIME HOSPITALITY CORP.


                                           By:
                                                 -------------------------------
                                                 Richard Szymanski, V.P.

                                  Attachment 1

AmeriSuites Hotel
7490 Vantage Drive
Columbus, Ohio 43235

AmeriSuites Hotel
7905 Giacosa Place
Memphis, Tennessee 38133

AmeriSuites Hotel
4100 Cox Road
Glen Allen, Virginia 23060

AmeriSuites Hotel
9104 Keystone Crossing
Indianapolis, Indiana 46240

AmeriSuites Hotel
6801 West 112th Street
Overland Park, Kansas 66211

                                    GUARANTY

         KNOW ALL MEN BY THESE PRESENTS, That in consideration of ONE AND MORE DOLLARS ($1.00 and more), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called the "Guarantor"), hereby unconditionally, absolutely, and irrevocably guarantees the full and prompt payment by ORADELL HOLDING CORP. of the security deposit (the "Security Deposit") provided for in Section 12.02 of that certain Management Agreement (the "Management Agreement") dated January 1, 2002, by and between ENN LEASING COMPANY V, L.L.C. ("Owner"), and ORADELL HOLDING CORP. ("Manager") relating the to property described on Attachment 1 hereto. This Guaranty is the Guaranty referred to in the above referred to Section 12.02 of the Management Agreement. It is the intention of the Guarantor that this Guaranty shall be a guaranty of payment and not of collection. Guarantor hereby agrees to pay the Obligation in full without requiring Owner to first resort to the Manager or to any other guaranty or collateral which Manager may hold.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time after payment the Security Deposit shall be rescinded or must otherwise be returned by the Owner to the Manager, the Guarantor, or any other party, for whatever reason, including, but not limited to, the insolvency, bankruptcy or reorganization of the Manager, the Guarantor, or any other party, all as though such payment had not been made.

         Guarantor specifically agrees that this Guaranty may be enforced directly against Guarantor in the event of the voluntary or involuntary dissolution, liquidation, reorganization, bankruptcy, insolvency, rehabilitation or receivership of Manager, or any other like statutory or common law proceedings involving Manager.

         The obligations of Guarantor hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of
Section 12.02 of the Management Agreement, or any other circumstance (other than payment), which might otherwise constitute a legal or equitable discharge of Manager, a surety or guarantor, or any defense or set off available to Manager, it being agreed that the obligations of Guarantor hereunder shall not be discharged except by payment in full as herein provided. This Guaranty shall not be impaired by any modification, supplement, extension or amendment of Section
12.02 of the Management Agreement, or by any modification, release, discharge, or other alteration of Manager's obligations under Section 12.02 of the Management Agreement, other than by mutual agreement of Owner and Manager.

         Guarantor hereby unconditionally waives with respect to this Guaranty:
(a) notice of acceptance of this Guaranty by Owner; (b) any disability of Manager or defense available to Manager, including without limitation absence or cessation of Manager's liability for any reason whatsoever; (c) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a Guarantor; and (d) all rights under any state or federal statute dealing with or affecting the rights of creditors.

         Guarantor hereby represents and agrees that this is a continuing Guaranty which shall remain in full force and effect until payment in full of the Security Deposit pursuant to Section 12.02 of the Management Agreement, including all reasonable expenses which might be incurred by Owner in enforcing any rights hereunder after default.

         Guarantor will not exercise any rights which it may acquire by way of subrogation by virtue of any payment made hereunder until the Security Deposit under Section 12.02 of the Management Agreement has been paid in full.

         Guarantor will upon demand pay to Owner the amount of any reasonable expenses, including the fees and expenses of its counsel, which Owner may incur in connection with the enforcement of this Guaranty after default or the failure by Guarantor to perform or observe any of the provisions hereof.

         Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Security Deposit; (c) protest and notice of dishonor or default to the Guarantor or to any other party with respect to the Security Deposit; (d) all other notice to which the Guarantor might otherwise be entitled; and (e) any demand for payment under this Guaranty.

         No delay on the party of the Owner in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Guarantor shall be deemed to be a waiver of the obligation of the Guarantor hereunder or of the right of the Owner to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

         This Guaranty shall be binding upon the Guarantor's legal representatives, successors and assigns; contains the entire agreement of guaranty and no other oral or written agreement exists, and no rescission, waiver, release, modification or amendment of any provision of this Guaranty shall be valid unless the same shall be in writing and signed by a duly authorized officer of the Owner; and is a valid and subsisting legal instrument and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect.

         All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by either the Guarantor or Owner to the other under this Guaranty shall be in writing and shall be sent in accordance with Section 15.2 of the Management Agreement.

         IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty effective as of the 1st day of January, 2001.


                                           PRIME HOSPITALITY CORP.


                                           By:
                                                 -------------------------------
                                                 Richard Szymanski, V.P.

                                  Attachment 1

AmeriSuites Hotel
2980 Highway 150
Hoover, Alabama 35244

AmeriSuites Hotel
6901 Arvada North East
Albuquerque, New Mexico 87110

AmeriSuites Hotel
2455 South Beulah Boulevard
Flagstaff, Arizona 86001

AmeriSuites Hotel
940 International Drive
Linthicum Heights, Maryland 21090

AmeriSuites Hotel
12001 Chase Plaza Drive
Forest Park, Ohio 45240

AmeriSuites Hotel
4811 West Main Street
Tampa, Florida 33607

                                    GUARANTY

         KNOW ALL MEN BY THESE PRESENTS, That in consideration of ONE AND MORE DOLLARS ($1.00 and more), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called the "Guarantor"), hereby unconditionally, absolutely, and irrevocably guarantees the full and prompt payment by CALDWELL HOLDING CORP. of the security deposit (the "Security Deposit") provided for in Section 12.02 of that certain Management Agreement (the "Management Agreement") dated January 1, 2002, by and between ENN LEASING COMPANY, INC. ("Owner"), and CALDWELL HOLDING CORP. ("Manager") relating the to property described on Attachment 1 hereto. This Guaranty is the Guaranty referred to in the above referred to Section 12.02 of the Management Agreement. It is the intention of the Guarantor that this Guaranty shall be a guaranty of payment and not of collection. Guarantor hereby agrees to pay the Obligation in full without requiring Owner to first resort to the Manager or to any other guaranty or collateral which Manager may hold.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time after payment the Security Deposit shall be rescinded or must otherwise be returned by the Owner to the Manager, the Guarantor, or any other party, for whatever reason, including, but not limited to, the insolvency, bankruptcy or reorganization of the Manager, the Guarantor, or any other party, all as though such payment had not been made.

         Guarantor specifically agrees that this Guaranty may be enforced directly against Guarantor in the event of the voluntary or involuntary dissolution, liquidation, reorganization, bankruptcy, insolvency, rehabilitation or receivership of Manager, or any other like statutory or common law proceedings involving Manager.

         The obligations of Guarantor hereunder shall be absolute and unconditional irrespective of the validity, legality or enforceability of
Section 12.02 of the Management Agreement, or any other circumstance (other than payment), which might otherwise constitute a legal or equitable discharge of Manager, a surety or guarantor, or any defense or set off available to Manager, it being agreed that the obligations of Guarantor hereunder shall not be discharged except by payment in full as herein provided. This Guaranty shall not be impaired by any modification, supplement, extension or amendment of Section
12.02 of the Management Agreement, or by any modification, release, discharge, or other alteration of Manager's obligations under Section 12.02 of the Management Agreement, other than by mutual agreement of Owner and Manager.

         Guarantor hereby unconditionally waives with respect to this Guaranty:
(a) notice of acceptance of this Guaranty by Owner; (b) any disability of Manager or defense available to Manager, including without limitation absence or cessation of Manager's liability for any reason whatsoever; (c) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a Guarantor; and (d) all rights under any state or federal statute dealing with or affecting the rights of creditors.

         Guarantor hereby represents and agrees that this is a continuing Guaranty which shall remain in full force and effect until payment in full of the Security Deposit pursuant to Section 12.02 of the Management Agreement, including all reasonable expenses which might be incurred by Owner in enforcing any rights hereunder after default.

         Guarantor will not exercise any rights which it may acquire by way of subrogation by virtue of any payment made hereunder until the Security Deposit under Section 12.02 of the Management Agreement has been paid in full.

         Guarantor will upon demand pay to Owner the amount of any reasonable expenses, including the fees and expenses of its counsel, which Owner may incur in connection with the enforcement of this Guaranty after default or the failure by Guarantor to perform or observe any of the provisions hereof.

         Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Security Deposit; (c) protest and notice of dishonor or default to the Guarantor or to any other party with respect to the Security Deposit; (d) all other notice to which the Guarantor might otherwise be entitled; and (e) any demand for payment under this Guaranty.

         No delay on the party of the Owner in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Guarantor shall be deemed to be a waiver of the obligation of the Guarantor hereunder or of the right of the Owner to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

         This Guaranty shall be binding upon the Guarantor's legal representatives, successors and assigns; contains the entire agreement of guaranty and no other oral or written agreement exists, and no rescission, waiver, release, modification or amendment of any provision of this Guaranty shall be valid unless the same shall be in writing and signed by a duly authorized officer of the Owner; and is a valid and subsisting legal instrument and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect.

         All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by either the Guarantor or Owner to the other under this Guaranty shall be in writing and shall be sent in accordance with Section 15.2 of the Management Agreement.

         IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty effective as of the 1st day of January, 2001.


                                           PRIME HOSPITALITY CORP.


                                           By:
                                                 -------------------------------
                                                 Richard Szymanski, V.P.

                                  Attachment 1

AmeriSuites Hotel
(Cincinnati/Blue Ash)
11435 Reed Hartman Highway
Blue Ash, Ohio 45241

AmeriSuites Hotel
6080 Bluebonnet Boulevard
Baton Rouge, Louisiana 70809

AmeriSuites Hotel
4520 Paradise Road
Las Vegas, Nevada 89109-7111

AmeriSuites Hotel
(Miami/Kendall)
11520 S.W. 88th Street
Miami, Florida 33176

AmeriSuites Hotel
(Minneapolis/Mall of America)
7800 International Drive
Bloomington, Minnesota 55425-1508

AmeriSuites Hotel
(Nashville/Cool Springs)
650 Bakers Bridge Avenue
Franklin, Tennessee 37067

AmeriSuites Hotel
(Jacksonville/Baymeadows)
8277 Western Way Circle
Jacksonville, Florida 32256

AmeriSuites Hotel
(Miami Airport)
3655 NW 82nd Avenue
 Miami, Florida 33166

                                    EXHIBIT N

                            LINEN INVENTORY STANDARDS


        As required by the franchisor pursuant to the Franchise Agreement

                                    EXHIBIT O

                    SIGNIFICANT SUPPLIES INVENTORY STANDARDS

Iron/Ironing Boards
         Standard:                 As required by the franchisor pursuant to the
                                   Franchise Agreement

Coffee Makers
         Standard:                 As required by the franchisor pursuant to the
                                   Franchise Agreement

Kitchen Supplies:
         Standard:                 As required by the franchisor pursuant to the
                                   Franchise Agreement

Other Operational Supplies:
         Standard:                 As required by the franchisor pursuant to the
                                   Franchise Agreement or, if a franchisor
                                   minimum requirement does not exist, at levels consistent with Prime's past practices